Investor Meetings November 2007 Foundation of the Digital World Exhibit 99.1

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to growth in the Software as a Service (SaaS) and e-commerce market, the digital communication and distribution market, and the data storage market, online advertising, the market effects of regulatory requirements and litigation, the disaster recovery market, estimates of sufficiency of power and cooling in existing datacenters, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, estimates of the value of our redevelopment portfolio and annualized GAAP rent. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-
renewal of leases by tenants; increased interest rates and operating costs; our inability to manage domestic and international growth effectively; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs;
inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions at acceptable return levels; our failure to successfully operate acquired properties and operations; failure of acquired properties to perform as expected; our failure to successfully develop or redevelop properties acquired for that purpose or unexpected costs related to development or redevelopment; our failure to maintain our status as a
REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; environmental or contamination issues at our buildings; financial market fluctuations; changes in foreign currency exchange rates; risks of operating in foreign countries; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2006 and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust Overview
Diverse base of 444 tenants consisting of
leading global companies across various
industries resulting in $307.3 million in
annualized rent on a straight-line basis, or
$31.30 psf
(1)
Own 67 properties comprising 12.0 million
rsf, which includes 1.7 million rsf of space
held for redevelopment
(2)
Portfolio occupancy of 95.1% and “same
store” occupancy of 94.4%
(3)
Assets strategically located in 26 top
markets throughout North America and
Europe
DLR is the leading institutional owner focused on mission-critical datacenters throughout North America and Europe.
11830 Webb Chapel Road
Dallas, TX
(1) Annualized rent on a straight-line basis represents the monthly straight-line rent as of September 30, 2007 multiplied by 12.
(2) Including property acquisitions as of November 7, 2007, excluding one property held through an investment in an unconsolidated joint venture.
(3) Occupancy is as of September 30, 2007, net of redevelopment space.  Same store occupancy includes properties acquired before December 31, 2005, excluding properties sold in 2006 and 2007.

DLR Properties Feature Advanced Technical Systems
Between $500 and $1,000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply.
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls

DLR Organizational Depth and Breadth
146 employees
(1)
Core capabilities:
– Acquisitions
– Sales & Technical Services
Sales
Engineering
Design & Construction
– Operations
Portfolio Management
Technical Operations
– Finance
Accounting
Capital Markets
Taxation
Investor Relations
– Legal
– Human Resources
Corporate headquarters
– San Francisco
Regional offices
– North America
Los Angeles
Phoenix
Dallas
Chicago
Northern Virginia
New York
Boston
– Europe
London
Dublin
Paris
(1)  As of November 7, 2007

DLR’s Competitive Advantage: Dedicated Technical Professionals
Staff of over 75 DLR technical professionals:
– IT sales team
Focus on end-user, IT professionals (CIO or CTO)
– Datacenter sales engineers
Provide value engineering and custom design expertise
– Design and construction experts
Disciplined approach to project management
Volume purchase agreements for equipment and services
Best-in-class engineering and contracting
– Datacenter facilities management team
Best-in-class operating policies and procedures
Fully-integrated Building Automation Systems
Global preventative maintenance agreements
Operating scale and process-based approach result in significant cost savings and added value for tenants.
DLR possesses the necessary scale to support these specialized professionals.

DLR has a Unique Portfolio of Datacenter Properties
Internet Gateways
– Highly strategic assets that are
extremely difficult to replicate due to their
existing IP network infrastructure
– Serve as the hub for Internet and data
communications within and between
major metropolitan areas
– Frequently serve as a super-regional
connection point with multiple anchor
tenants
Corporate Datacenters
– Storage/server intensive buildings
– Provide a secure 24x7 environment for
the storage and processing of mission-
critical electronic information
– Used to house primary IT operations:
transaction processing, data storage,
disaster recovery, CRM and email
(1) Calculation based on average annualized rents using in-place leases as of September 30, 2007.
(2) Includes occupied and vacant square feet.  In most cases DLR either owns the improvements or has the option to require the tenant to restore the space to its original shell condition at the end of the lease term.
DLR has approximately 7.7 million sf of improved datacenter space
(2)
Portfolio Distribution
(1)
Data Center
39%
Internet Gateway
51%
Non-Technical
10%

DLR Owns Over 1,100 MW of Utility Power Capacity
(1)
Top 15 Properties
(2)
:
Property Name Market Capacity (MW)
Devon Shafron Drive (3 Buildings) Northern Virginia 225
350 East Cermak Road Chicago 100
3 Corporate Place New York 44
114 Rue Ambroise Croizat Paris, France 40
2045 & 2055 LaFayette Street Silicon Valley 40
44470 Chilum Place Northern Virginia 36
150 South First Street Silicon Valley 36
1500 Space Park Santa Clara 34
101 Aquila Way Atlanta 30
14901 FAA Boulevard Dallas 25
155 Comtock Street Santa Clara 25
2401 Walsh Street Silicon Valley 25
2403 Walsh Street Silicon Valley 25
4700 Old Ironsides Drive Silicon Valley 25
8534 Concord Center Drive Denver 23
Total Power Capacity - Top 15 Properties 733
(1) Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.
(2) As of September 30, 2007.

Region
West Midwest East Europe Total
# of Properties 21 16 21 9 67
Total RSF
3,676,000 3,852,000 3,584,000 908,000 12,020,000
Total Improved
Datacenter RSF
2,502,000 2,395,000 2,279,000 507,000 7,683,000
DLR Presence in 26 Top Markets
Note:  Table above includes properties owned as of November 7, 2007, excluding one property held through an investment in an unconsolidated joint venture.

9 DLR Properties Support a Variety of Industry Verticals DLR provides real estate solutions for its diverse tenant base. Technology Internet Enterprise Communications Energy Manu/Services Financial

DLR Tenant Distribution
Tenant
% of Annualized
Rent
Savvis 12.7%
Qwest 8.9%
Equinix 4.0%
TelX 3.6%
AT&T 3.2%
NTT Verio 2.7%
Comverse Technology,Inc. 2.6%
JP Morgan Chase 2.6%
Microsoft 2.3%
Level 3 2.2%
Total 44.8%
(1) Calculation based on average annualized rents using in place leases as of September 30, 2007, excluding one property held through an investment in an unconsolidated joint venture.
(2) DLR’s Internet Enterprise tenants consist of Microsoft, Yahoo, Google, eBay and Amazon totaling 891,000 square feet.
No single tenant accounts for more than 13% of annualized rent
(1)
.
Communications
Services
28%
IT Services
37%
Internet Enterprise
5%
Professional &
Financial Services
12%
Other Technology
6%
Non-Technology
12%

Strong Trends Drive Sustained Demand for DLR Space
Primary Growth Drivers
By 2008, 50% of existing corporate
datacenters will have insufficient power and
cooling capacity to meet the demands of
high-density equipment
(3)
Increased business continuity and records
retention efforts due to federal regulatory,
legislative and litigation requirements
Significant growth in online advertising: up
30% in 2006; expected 19% increase in
2007
(4)
U.S. e-commerce spending increased 24%
during 2006
(5)
HIPAA patient records security and
retention regulations
Other Drivers – Estimated Five Year CAGRs
(1) IDC (May 2007) estimated growth in Software as a Service (SaaS) from 2006-2011.
(2) IDC (April 2007) estimated growth of video infrastructure and VoIP markets from 2006-2011.
(3) Gartner 25    Annual Datacenter Conference 2006.
(4) eMarketer.com, February 2007.
(5) comScore Networks, 2007.
(6) Based on the results of a DLR-commissioned phone and web-based survey conducted by Campos Research and Analysis in the first quarter of 2007 of 150 senior IT decision-makers at North American companies with over $1 billion in revenue or 5,000 employees.
(7) Based on the result of a DLR-commissioned phone and web-based survey conducted by Campos Research and Analysis in the third quarter of 2007 of 125 senior IT decision-makers at European companies with over €1 billion/£667 million (€100 million/£67 million for Irish or Dutch companies) or 5,000 employees.
34%
30%
24%
(1) (2) (2)
85% of US Enterprises plan to expand their
datacenters with 77% of those expanding in
two or more locations
(6)
82% of European Enterprises plan to
expand their datacenters with 79% of those
expanding in two or more locations
(7)
0%
10%
20%
30%
40%
SaaS Video on Demand VoIP
th

DLR Growth Drivers
Leasing of Turn-Key
Datacenter    and
Powered Base
Building    Space
–
Redevelopment
Inventory
Acquisitions
–
Value-Add Income
Producing Properties
–
Vacant Properties for
Redevelopment
DLR growth is derived from two sources.
TM
TM

Leasing Drives Internal Growth
YTD 2007 DLR commenced 68 leases totaling 611,000 sf, contributing approximately $33.3 million in annualized GAAP rent
(1)
.
(1) GAAP rental revenues include total rent for both renewals and expansions.
(2) Excludes leases for parking garages and rooftops.
$1.0 million $19.00 52,000 24 Non-Technical
(2)
$15.1 million $34.00 441,000 10 Powered Base Building™
$17.2 million $146.00 118,000 34 Turn-Key Datacenter™
Annualized
GAAP Rent
Annualized GAAP
Rent PSF
Total SF
Leased
# of
Leases
Type of Space
Leases Signed YTD as of September 30, 2007: 78 leases totaling 569,000 sf of space, including 190,000 sf of Turn-Key Datacenter
TM
,
308,000 sf of Powered
Base Building
TM
, and 721,000 sf of non-technical space, representing annualized
GAAP rent of $38.9 million.
Leases Commenced YTD as of September 30, 2007:

$61,617
$64,388
$66,338
$68,516
$75,235
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
3Q2006 4Q2006 1Q2007 2Q2007 3Q2007
Same Store Growth
(1) Same store properties were acquired before December 31, 2005, excluding properties sold in 2006 and 2007.
(2) Quarterly operating revenue includes rental and tenant reimbursement revenue.
Strong Increase in Same Store Quarterly Operating Revenue
(1)(2)
Same store cash NOI increased to $40.8 million in the 3Q07, up 14.6% from $35.6 million in 3Q06.

Case Studies:  DLR’s Value-Add Leasing
(1)  Calculation based on IPO date of November 2004 and actual annualized net operating income (NOI) as of September 30, 2007. See page 28 for a description of NOI.
350 East Cermak Road
1100 Space Park Drive
300 Boulevard East
200 Paul Avenue
Property Name Location Acquisition / IPO Date
% Change in NOI
from later of
Acquisition or IPO
(1)
Annualized
NOI
(1)
300 Boulevard East Weehawken, NJ Nov-04 89.3% $12,994,000
1100 Space Park Santa Clara, CA Nov-04 95.0% $6,968,000
200 Paul Avenue San Francisco, CA Nov-04 32.5% $15,427,000
350 East Cermak Road Chicago, IL May-05 96.2% $25,116,000
600 West 7th Street Los Angeles Nov-04 113.9% $11,750,000

DLR Redevelopment Program
Redevelopment inventory totals 1.7
million rsf
(1)
with potential for up to
1.1 million rsf of datacenter
(2)
:
– Approximately 76% of
redevelopment space in income-
producing properties
– Remaining 24% of
redevelopment space in five
vacant buildings
Redevelopment costs vary by
building:
– Powered Base Building
structural upgrades: $35 - $75
(3)
per rsf
– Turn-Key Datacenter      and
Build-to-Suit: $520 to $900 per
rsf
(4)
(funding available through
DLR)
Primary Growth Driver
(1) As of November 7, 2007
(2) Assumes datacenter footprint is 60% of rentable square footage.
(3) DLR estimate.
(4) Source: DPR Construction, Inc. (October 2007)
TM
TM

Redevelopment Program Progress Report
•
Construction projects currently underway in 9 U.S. and European markets totaling approximately 440,000 rentable square feet of Turn-Key Datacentre™, New
Powered Base
Building™
shell construction and Build-to-Suit space
(1)
•
DLR’s Turn-Key Datacenters™
– Move-in ready, physically secure facilities with redundant power and cooling capabilities
– Measuring 8,000 – 12,000 square feet of raised-floor featuring DLR’s POD
Architecture™
•
Stabilized income projected over the next 24 months
Turn-Key Datacenter™
Built-to-Suit
(1) As of September 30, 2007

Cost Per Gross Square Foot
Low High
Land
(1)
$25 $75
Base Building
Building Shell
$80 $160
Electrical Systems
$280 $460
Mechanical Systems (HVAC)
$125 $215
Datacenter Improvements
Fire Protection
$15 $25
Other Construction / Fees
$100 $200
Sub total $520 $900
Total Development Costs $625 $1,135
Cost Components
Source:  DPR Construction, Inc. based on datacenter projects with improvements similar to DLR (October 2007).
(1) DLR Estimate
Replacement Cost Estimate:
Replacement Cost Illustrates the Value of DLR’s Portfolio

$847.2
$1,044.3
$1,137.4
$1,413.4
$1,508.5
$1,593.6
$1,648.2
$1,794.4
$2,066.2
$2,298.7
$2,457.5
$2,740.2
$2,535.5
$750
$1,250
$1,750
$2,250
$2,750
Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07
Proven Track Record: Strong Acquisition Activity
Since its IPO, DLR has more than doubled its total assets through property acquisitions.
Total Undepreciated Assets
($000s)

(1) Net rentable square feet figures excludes space held for redevelopment.
(2) A leasehold interest consisting of two suites in 111 8th Ave. (NY) acquired from NYC Connect.
(3) Devon Shafron Drive consists of 43881, 43831 & 43791 Devin Shafron Drive (VA).
(4) 9.4 acre development site in suburban London, England with planning permission for a datacenter facility.
(5) Legal title to these properties is currently held by a 1031 exchange accommodator.
(6) Includes a $2.3 million earn-out payment made at closing.
(7) DLR owns a 50% ownership interest in a consolidated joint venture which owns this property. At the time of acquisition, the property was encumbered by $5.5 million of debt, which DLR guaranteed along with its joint venture partner.
(8) Includes land that can support the development of datacenter facilities for a potential of up to 290,000 sf.
DLR has acquired new properties totaling approximately $280 million in 2007.
2007 Acquisition Activity
Property Metropolitan Area
Purchase Price
(in millions)
Total Rentable
Square Feet
Total Net
Rentable
Square Feet
Total Square
Feet Held for
Redevelopment
Percentage of
Net Rentable
Square Feet
Occupied
(1)
21110 Ridgetop Northern Virginia $17.2 135,500 135,500 - 100%
3011 Lafayette Street Silicon Valley $13.7 90,800 - 90,800 -
44470 Chilum Place Northern Virginia $43.1 95,400 95,400 - 100%
111 Eighth Avenue
(2)
New York City $24.4 33,700 33,700 - 91%
Devon Shafron Drive
(3)
Northern Virginia $63.0 432,000 167,000 265,000 100%
Mundells Roundabout
(4)
London, England $31.4 - - - -
210 Tucker
(5)
St. Louis, MI $20.8
(6)
201,600 139,600 62,000 95%
900 Walnut
(5)
St. Louis, MI $34.5
(6)
112,300 112,300 - 99%
1 Savvis Parkway
(5)
St. Louis, MI $27.7 156,000 156,000 - 100%
1500 Space Park Drive Silicon Valley $3.7
(7)
49,900 - 49,900
(8)
-
YTD 2007 $279.5 1,307,200 839,500 467,700

0.6%
4.0%
5.1%
8.5%
15.9%
1.5%
4.6% 4.6%
16.7%
7.3%
26.3%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Thereafter
DLR’s Model Features Long-Term, Stable Leases
The stability of our long-term leases complements our growth.
Note: Excludes vacant square footage of 0.5 million square feet and 1.7 million square feet of space held for redevelopment as of September 30, 2007.
Lease Expiration as a Percentage of Net Rentable Square Feet
17.6% through 2010
The average lease term is approximately 13 years with 7.5 years remaining.
Leases typically contain 3% annual rent bumps.

DLR Financial Overview
Strong and consistent FFO
(1)
growth
– $0.51 per diluted share and unit for 3Q07, +24% from 3Q06
– $1.63 per diluted share and unit for 2006, +19% from 2005
Increasing NOI
(1)
– $64.9 million in 3Q07, +4% from $62.7 million in 2Q07 and
+31% from $49.5 million in 3Q06
Well supported dividend
– 3.1% yield
(2)
– FFO / AFFO
(1)
payout ratio of 66% / 90%
(3)
for 3Q07
– Increased quarterly common dividend in 4Q07, +8.3%
(1) FFO, AFFO and NOI are non-GAAP financial measures. For a description of FFO, AFFO and NOI see page 28.
(2) Based on most recent quarterly dividend annualized.  Dividend yield based on November 9, 2007 closing stock price of $39.66.
(3) FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit. AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit. For a description of FFO and AFFO see page 28. For a reconciliation to net income see page 29.

DLR Capital Raising Activities
Proven access to capital
– YTD 2007
Issued 4.025 million shares of common stock, resulting in
$150.5 of net proceeds
Entered into enhanced $650 million revolving credit facility
– Increased size from $500 million
– Reduced applicable margin ranges by 12.5 to 25 basis points
– Extended maturity to 2010
– Modified covenants to enhance financial flexibility
Issued $175.0 million of 4.375% convertible preferred: 20%
premium
Sold two non-core assets resulting in a total gain on sale of
$18.0 million
Raised approximately $2.4 billion of capital since IPO

DLR 2008 Guidance
(1)
2007 revised projected Funds from Operations (FFO)
(2)
per share guidance: $2.02 to $2.04
(1) Based on third quarter 2007 earnings conference call dated November 7, 2007.
(2) FFO and AFFO are non GAAP financial measures. For a description of FFO and AFFO see page 28. For a reconciliation to net income see page 29.
(3) Includes $2.4 million of acquisition related costs previously capitalized, which now must be expensed under new accounting rules commencing January 1, 2008.
Internal Growth
10.2% to 15.0%
FFO
(2)
Per Share Growth
Leasing
890,000 to  990,000 sq ft of
Turn-Key Datacenter™ &
Powered Base Building™ space
(average gross rent $90 / sq ft)
100,000 to 125,000 sq ft of basic
commercial space (average
gross rent $19 / sq ft)
Acquisitions
$300 - $350 million
o
$100 to $150 million of vacant
properties for redevelopment
o
$200 million of income
producing properties at an
average cap rate of 8.00%
External Growth
2.5% to 3.8%
FFO
(2)
Per Share Growth
12.7% to 18.8%
Overall FFO
(2)
Per Share Growth
• Capital Expenditure for redevelopment of $340 million
• Total G&A of $44 million
(3)
2008 projected Funds from Operations (FFO)
(2)
per share guidance: $2.30 to $2.40:

DLR Capital Structure
Preferred
7.6%
Fixed Rate
Debt 24.9%
Variable Rate
Debt 3.8%
Equity 63.7%
DLR Employs a Conservative Capital Structure
Weighted average cost of
debt: 5.84%
(5)
; approximately
87% fixed rate debt
(6)
Coverage ratios
(7)
:
– Debt service:  3.4x
– Fixed charge: 2.4x
Total Enterprise Value
(1)
$4,483.6 million
Dividend Yield / Rate:  3.1% / $1.24
(1) Based on 72.0 million shares & OP units outstanding as of November 9, 2007 and $39.66 share price as of close of market on November 9, 2007 equal to $2.9 billion in equity.
(2) Excludes $1.8 million of unamortized debt premium for 1125 Energy Park Drive & 731 East Trade Street.
(3) Credit facility as of November 9, 2007 based on outstanding amount of $167.4 million; fluctuates based on amount outstanding.
(4) Includes $175 million of 4.375% convertible preferred stock issued in April 2007.
(5) Excluding the equity component of the exchangeable debt, the weighted average cost of debt is 5.67%.
(6) Includes $172.5M of exchangeable debt and $257.4M of swapped floating rate debt.
(7) As of September 30, 2007; debt service coverage ratio is Adjusted EBITDA divided by GAAP interest expense; fixed charge coverage ratio is Adjusted EBITDA divided by fix ed charges.  See p. 28 for a description of Adjusted EBITDA and p. 29 for a reconciliation of Adjusted EBITDA, GAAP interest expense and fixed charge coverage ratio.
(3)
(2)(6)
(4)
(1)

DLR Implied Cap Rate
($ in thousands, except per square foot values)
Current Market Value of Common Stock and OP Units
(1) $2,773,701 $2,773,701 $2,773,701
Liquidation Value of Perpetual Preferred Stock 341,750 341,750 341,750
Net Debt
(2)
1,285,926 1,285,926 1,285,926
Less: Book Value of Construction Work in Progress (107,768) (107,768) (107,768)
Less: Value of Redevelopment Portfolio
(3) (512,418) (854,030) (1,195,641)
Range of Values per Square Foot $300 $500 $700
Total Implied Value of Income Producing Assets $3,781,192 $3,439,580 $3,097,968
Cash Net Operating Income (3Q Annualized)
(4) 223,272 223,272 223,272
Implied Cap Rate (3Q Annualized)
(4) 5.9% 6.5% 7.2%
Total Portfolio Square Footage (in thousands)
(5)
12,020 12,020 12,020
Total Portfolio Square Footage w/o Redevelopment Space (in thousands)
(5)
10,312 10,312 10,312
Value per Square Foot w/o Redevelopment Space $367 $334 $300
(1) Represents 69,937 diluted shares & OP units (as of November 9, 2007) and $39.66 share price as of close of market on November 9, 2007.
(2) Represents total debt balance of $1,335,108 less cash balance of $49,182 (as of September 30, 2007).
(3) Reflects 1,708 square feet of redevelopment space (as of September 30, 2007) at hypothetical values per square foot.
(4) Annualized cash NOI calculation based on third quarter 2007 NOI of $65,713 less straight line rents of $7,204 and above and below market rent amortization of $2,691. In 3Q 2007, office properties contributed cash NOI of $6,198. See page 27 for a description of NOI and Cash NOI.
(5) As of September 30, 2007.

Definition of non-GAAP financial measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT.
FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.  Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.
Adjusted Funds From Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) non cash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Net Operating Income (NOI) and Cash NOI
NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditur es and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income as measures of our performance.
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)
We present Earnings Before Interest Taxes Depreciation and Amortization or EBITDA as a supplemental operating measure because, because in excluding interest, taxes, depreciation and amortization, it permits investors to view income from operations without the impact of the cost of debt, non cash depreciation and amortization and taxes. We also believe that, as awidely recognized measure of the performance of other companies in the data center industry thatwill be used by investors as a basis to compare our operating performance with that of others in that industry. However, because EBITDA excludes interest, taxes, depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the current level of capital expenditures and other capitalize
d items, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income as a measure of our performance.
Each of FFO and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and Adjusted EBTIDA as a measure of our performance is limited.
Nothing contained herein is intended to revise or confirm the earnings, FFO or acquisition guidance we discussed on our Earnings Conference Call held on
November 7, 2007 and available on our website at www.digitalrealtytrust.com.

Reconciliation of non-GAAP items to their closest GAAP
2007 FFO Reconciliation           (Low - High)
Net income available to common stockholders per diluted share  $0.35 - 0.37
Less: Gain on sale of assets ($0.25)
        Add: Minority interest                                   $0.01
Real estate depreciation and amortization           $1.91
Projected FFO per diluted share and unit             $2.02 – 2.04
2008 FFO Reconciliation           (Low - High)
Net income available to common stockholders per diluted share  $0.33 - 0.42
Add: Minority interest                                   $0.01 - 0.02
Real estate depreciation and amortization           $1.96
Projected FFO per diluted share and unit $2.30 – 2.40
Funds from operations
(1)
Cash interest expense and fixed charges (including discontinued operations)
Q307 Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005 Q307 Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
Net income (loss) available to common stockholders (224) $      $2,591 $18,641 $2,978 $11,342 $1,650 $1,642 $17,612 $6,087
Total GAAP interest expense (including
discontinued operations) $16,683 $15,142 $17,323 $14,569 $14,533 $12,181 $11,388 $52,671 $39,122
Capitalized interest 3,096 2,792 1,507 1,114 917 1,058 762 3,851 279
Minority interests in operating partnership including
discontinued operations (27) 310 3,762 1,276 8,464 1,340 1,846 12,926 8,268
Change in accrued interest and other noncash
amounts (315) (3,575) (948) (3,206) (2,590) 57 (1,906) (7,645) (4,345)
Real estate related depreciation and amortization
(2)
35,216 31,708 29,643 28,055 24,454 20,238 18,185 90,932 62,171 Cash interest expense 19,464 14,359 17,882 12,477 12,860 13,296 10,244 48,877 35,056
Real estate related depreciation and amortization related
to investment in unconsolidated joint venture 969 1,010 1,036 796 - - - 796 -
Scheduled debt principal payments and
preferred dividends 7,215 6,902 5,085 5,063 4,960 4,567 4,869 19,458 17,275
Gain on sale of assets
- - (18,049) (80) (18,016) - - (18,096) - Total fixed charges $26,679 $21,261 $22,967 $17,540 $17,820 $17,863 $15,113 $68,335 $52,331
Funds from operations (FFO) $35,934 $35,619 $35,033 $33,025 $26,244 $23,228 $21,673 $104,170 $76,526
Funds from operations (FFO) per diluted share $       0.51 $   0.51 $    0.50 $   0.48 $    0.41 $   0.38 $   0.36 $     1.63 $    1.37 Reconciliation of EBITDA
Net income (loss) per diluted share available to
common stockholders
$          - $   0.04 $    0.32 $   0.06 $    0.30 $   0.05 $   0.06 $     0.47 $    0.25 Q307 Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
Funds from operations (FFO) $35,934 $35,619 $35,033 $33,025 $26,244 $23,228 $21,673 $104,170 $76,526
Net income (loss) available to common
stockholders (224) $    $2,591 $18,641 $2,978 $11,342 $1,650 $1,642 $17,612 $6,087
Non real estate depreciation 129 124 135 118 285 37 71 511 61
Amortization of deferred financing costs 1,682 1,321 1,389 1,115 916 937 795 3,763 2,965 Interest 16,683 15,142 17,323 14,569 14,533 12,181 11,388 52,671 39,122
Non cash compensation 1,103 836 507 491 430 435 431 1,787 481 Depreciation and amortization 35,345 31,832 29,778 28,173 24,739 20,275 18,256 91,443 62,232
Loss from early extinguishment of debt - - - 6 40 425 57 528 1,021
Straight line rents (7,204) (5,770) (5,111) (5,810) (3,856) (4,233) (3,843) (17,742) (13,023) EBITDA 51,804 49,565 65,742 45,720 50,614 34,106 31,286 161,726 107,441
Above and below market rent amortization (2,691) (2,578) (2,338) (2,238) (2,837) (1,504) (433) (7,012) (1,717)
Capitalized leasing compensation (300) (175) (175) (217) (185) (888) (764) (2,054) (781) Gain on sale of assets, net of minority interests - - 15,019 56 10,318 - - 10,374 -
Recurring capital expenditures and tenant improvements (2,765) 99 (393) (2,574) (344) (338) (904) (4,160) (2,897)
Capitalized leasing commissions (1,389) (3,836) (439) (3,716) (1,523) (1,682) (265) (7,186) (3,051) EBITDA, less effect of gain on sale of assets $51,804 $49,565 $50,723 $45,664 $40,296 $34,106 $31,286 $151,352 $107,441
Adjusted funds from operations
(1)
$24,499 $25,640 $28,608 $20,200 $19,170 $16,417 $16,818 $72,605 $59,585
Reconciliation of Adjusted EBITDA
(2) Real estate depreciation and amortization was computed as follows: Q307 Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
EBITDA $51,804 $49,565 $65,742 $45,720 $50,614 $34,106 $31,286 $161,726 $107,441
Q307 Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
Depreciation and amortization per income statement $35,345 $31,832 $29,399 $27,290 $23,768 $18,534 $16,537 $86,129 $59,616 Minority interests (27) 310 3,762 1,276 8,464 1,340 1,846 12,926 8,268
Depreciation and amortization of discontinued operations - - 379 883 971 1,741 1,719 5,314 2,616 Preferred stock dividends 5,359 5,167 3,445 3,445 3,445 3,445 3,445 13,780 10,014
Non real estate depreciation (129) (124) (135) (118) (285) (37) (71) (511) (61)
$35,216 $31,708 $29,643 $28,055 $24,454 $20,238 $18,185 $90,932 $62,171 Adjusted EBITDA 57,136 55,042 72,949 50,441 62,523 38,891 36,577 188,432 125,723
Weighted-average shares outstanding - diluted 69,937 70,229 69,831 69,213 64,397 60,959 59,874 63,870 55,761 Gain on sale of assets - - 18,049 80 18,016 - - 18,096 -
Adjusted EBITDA, less effect of gain on sale
of assets $57,136 $55,042 $54,900 $50,361 $44,507 $38,891 $36,577 $170,336 $107,441
Reconciliation of Net Operating Income (NOI)
Q307 Q207 Q107 Q406 Q306 Q206 Q106 FY2006 FY2005
Operating income 21,425 $ 22,541 $ 21,965 $ 20,943 $ 18,451 $ 17,787 $ 17,388 $ 74,569 $  59,587 $
Less:
Other revenue (154) (247) - (197) - - (168) (365) (5,829)
Add:
Depreciation and amortization 35,345 31,832 29,399 27,290 23,768 18,534 16,537 86,129 55,701
General and administrative 7,775 8,456 7,210 6,535 4,986 4,674 4,246 20,441 12,615
Other expenses 495 128 188 173 607 150 181 1,111 1,617
Net Operating Income 64,886 $ 62,710 $ 58,762 $ 54,744 $ 47,812 $ 41,145 $ 38,184 $ 181,885 $ 123,691 $
(1) Funds from operations and Adjusted Funds from operations for all periods presented above includes the results of properties sold in
2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).